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                                                                           DRAFT


                                                                     EXHIBIT 1.1

                                6,800,000 SHARES

                           BUILD-A-BEAR WORKSHOP, INC.

                                  COMMON STOCK

                             UNDERWRITING AGREEMENT



                                                                October 27, 2004

CREDIT SUISSE FIRST BOSTON LLC
    Eleven Madison Avenue,
    New York, N.Y.  10010-3629

CITIGROUP GLOBAL MARKETS INC.
    388 Greenwich Street,
    New York, New York, 10013
  As Representatives of the Several Underwriters,


Dear Sirs:

         1. Introductory. Build-A-Bear Workshop, Inc., a Delaware corporation ("COMPANY"), proposes to issue and sell 1,500,000 shares of its common stock ("SECURITIES") and the stockholders listed in Schedule A hereto ("SELLING STOCKHOLDERS") propose severally to sell an aggregate of 5,300,000 outstanding shares of the Securities (such 6,800,000 shares of Securities being hereinafter referred to as the "FIRM SECURITIES"). Certain Selling Stockholders also propose to sell to the Underwriters named in Schedule B hereto ("UNDERWRITERS"), at the option of the Underwriters, an aggregate of not more than 1,020,000 additional outstanding shares of the Company's Securities, as set forth below (such 1,020,000 additional shares being hereinafter referred to as the "OPTIONAL SECURITIES"). The Firm Securities and the Optional Securities are herein collectively called the "OFFERED SECURITIES". As part of the offering contemplated by this Agreement, Citigroup Global Markets Inc. has agreed to reserve out of the Firm Securities set forth opposite its name on the Schedule B hereto, up to 340,000 shares, for sale to parties who are not directors, officers, or employees of the Company (collectively, "PARTICIPANTS"), as set forth in the Prospectus under the heading "Underwriting" (the "DIRECTED SHARE PROGRAM"). The Firm Securities to be sold by Citigroup Global Markets Inc. pursuant to the Directed Share Program (the "DIRECTED SHARES") will be sold by Citigroup Global Markets Inc. pursuant to this Agreement at the public offering price. Any Directed Shares not orally confirmed for purchase by any Participants by 8:00 A.M. New York City time on the business day following the date on which this Agreement is executed will be offered to the public by the Underwriters as set forth in the Prospectus. CSFB and Citigroup Global Markets Inc. are acting as representatives (together, the "REPRESENTATIVES") of the several Underwriters. The Company and the Selling Stockholders hereby agree with the several Underwriters as follows:

         2. Representations and Warranties of the Company and the Selling Stockholders. (a) The Company represents and warrants to, and agrees with, the several Underwriters that:

                  (i) A registration statement (No. 333-118142) relating to the Offered Securities, including a form of prospectus, has been filed with the Securities and Exchange Commission ("COMMISSION") and either (A) has been declared effective under the Securities Act of 1933 ("ACT") and is not proposed to be amended or (B) is proposed to be amended by amendment or post-effective amendment. If such registration statement (the "INITIAL REGISTRATION STATEMENT") has been declared effective, either (A) an additional registration statement (the "ADDITIONAL REGISTRATION STATEMENT") relating to the Offered Securities may have been filed with the Commission pursuant to Rule 462(b) ("RULE 462(b)") under the Act and, if so filed, has become effective upon filing pursuant to such Rule and the Offered Securities all have been duly registered under the Act pursuant to the initial registration statement and, if applicable, the additional



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         registration statement or (B) such an additional registration statement is proposed to be filed with the Commission pursuant to Rule 462(b) and will become effective upon filing pursuant to such Rule and upon such filing the Offered Securities will all have been duly registered under the Act pursuant to the initial registration statement and such additional registration statement. If the Company does not propose to amend the initial registration statement or if an additional registration statement has been filed and the Company does not propose to amend it, and if any post-effective amendment to either such registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, the most recent amendment (if any) to each such registration statement has been declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c) ("RULE 462(c)") under the Act or, in the case of the additional registration statement, Rule 462(b). For purposes of this Agreement, "EFFECTIVE TIME" with respect to the initial registration statement or, if filed prior to the execution and delivery of this Agreement, the additional registration statement means (A) if the Company has advised the Representatives that it does not propose to amend such registration statement, the date and time as of which such registration statement, or the most recent post-effective amendment thereto (if any) filed prior to the execution and delivery of this Agreement, was declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c), or (B) if the Company has advised the Representatives that it proposes to file an amendment or post-effective amendment to such registration statement, the date and time as of which such registration statement, as amended by such amendment or post-effective amendment, as the case may be, is declared effective by the Commission. If an additional registration statement has not been filed prior to the execution and delivery of this Agreement but the Company has advised the Representatives that it proposes to file one, "EFFECTIVE TIME" with respect to such additional registration statement means the date and time as of which such registration statement is filed and becomes effective pursuant to Rule 462(b). "EFFECTIVE DATE" with respect to the initial registration statement or the additional registration statement (if any) means the date of the Effective Time thereof. The initial registration statement, as amended at its Effective Time, including all information contained in the additional registration statement (if any) and deemed to be a part of the initial registration statement as of the Effective Time of the additional registration statement pursuant to the General Instructions of the Form on which it is filed and including all information (if any) deemed to be a part of the initial registration statement as of its Effective
         Time pursuant to Rule 430A(b) ("RULE 430A(b)") under the Act, is hereinafter referred to as the "INITIAL REGISTRATION STATEMENT". The additional registration statement, as amended at its Effective Time, including the contents of the initial registration statement incorporated by reference therein and including all information (if any) deemed to be a part of the additional registration statement as of its Effective Time pursuant to Rule 430A(b), is hereinafter referred to as the "ADDITIONAL REGISTRATION STATEMENT". The Initial Registration Statement and the Additional Registration Statement are hereinafter referred to collectively as the "REGISTRATION STATEMENTS" and individually as a "REGISTRATION STATEMENT". The form of prospectus relating to the Offered Securities, as first filed with the Commission pursuant to and in accordance with Rule 424(b) ("RULE 424(b)") under the Act or (if no such filing is required) as included in a Registration Statement, is hereinafter referred to as the "PROSPECTUS". No document has been or will be prepared or distributed in reliance on Rule 434 under the Act.

                  (ii) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement: (A) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission ("RULES AND REGULATIONS") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (B) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement conformed or will conform, in all respects to the requirements of the Act and the Rules and Regulations and did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (C) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement each conforms, and at the time of filing of



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         the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectus is included, each Registration Statement and the Prospectus will conform, in all material respects to the requirements of the Act and the Rules and Regulations, and neither of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein, and, in the case of the Prospectus, in light of the circumstances under which they were made, not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement: on the Effective Date of the Initial Registration Statement, the Initial Registration Statement and the Prospectus will conform in all material respects to the requirements of the Act and the Rules and Regulations, neither of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein, and in the case of the Prospectus, in light of the circumstances under which they were made, not misleading, and no Additional Registration Statement has been or will be filed. The two preceding sentences do not apply to statements in or omissions from a Registration Statement or the Prospectus based upon written information furnished to the Company by any Underwriter through or on behalf of the Representatives specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(c) hereof.

                  (iii) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the lack thereof would not individually or in the aggregate have a material adverse effect on the condition (financial or other), business, properties or results of operations of the Company and its Subsidiaries taken as a whole (a "MATERIAL ADVERSE EFFECT").

                  (iv) Shirts Illustrated, L.L.C., Build-A-Bear Entertainment, LLC, Build-A-Bear Workshop Franchise Holdings, Inc., Build-A-Bear Workshop Canada Ltd. and Build-A-Bear Retail Management, Inc. (each a "SUBSIDIARY" and collectively, the "SUBSIDIARIES") are the only subsidiaries of the Company, each has been duly organized or incorporated and is a validly existing limited liability company or corporation in good standing under the laws of the jurisdiction of its organization or incorporation, with power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus; and each of the Subsidiaries is duly qualified to do business as a foreign limited liability company or corporation and is in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its businesses requires such qualification, except where the failure to be so qualified or in good standing would not individually or in the aggregate have a Material Adverse Effect; all of the issued and outstanding membership interests or shares of the Subsidiaries have been validly issued and the membership interests or shares owned by the Company are free from liens, encumbrances and defects; no options, warrants or other rights to purchase, agreements or other obligations to issue or rights to convert or exchange any obligations into membership, share or other ownership interests in its Subsidiaries are outstanding; any operating agreement pursuant to which the Company may hold its membership interests or shares in its Subsidiaries is in full force and effect and constitute a valid and legally binding agreement of the parties thereto, enforceable against such parties in accordance with the terms thereof, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and there has been no material breach of or default under, and no event which with notice or lapse of time or both would constitute a material breach of or default under, any such operating agreement by the Company or its Subsidiaries. The Company has no Subsidiary that is a "significant subsidiary" as such term is defined in Rule 1-02(w) of Regulation S-X under the Act.

                  (v) The Offered Securities and all other outstanding shares of capital stock of the Company have been duly authorized and validly issued, fully paid and nonassessable and conform,


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         in all material respects, to the description thereof contained in the
         Prospectus; none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any security holder of the Company; except as disclosed in the Prospectus, as of the date specified therein, there were no outstanding (A) securities or obligations of the Company or any of its Subsidiaries convertible into or exchangeable for any capital stock of the Company, (B) warrants, rights or options to subscribe for or purchase from the Company or any such Subsidiaries any such capital stock or any such convertible or exchangeable securities or obligations, or (C) obligations of the Company or any such Subsidiaries to issue any shares of such capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options and the stockholders of the Company have no preemptive rights with respect to the Securities.

                  (vi) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with this offering.

                  (vii) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to a Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.

                  (viii) The Securities have been approved for listing subject to notice of issuance on the New York Stock Exchange.

                  (ix) No consent, approval, authorization, or order of, or filing with, any governmental or regulatory agency or body or any court is required to be obtained or made by the Company for the consummation of the transactions contemplated by this Agreement in connection with the sale of the Offered Securities, except such as have been obtained and made under (A) the Act, (B) any additional Registration Statements,
         (C) the final prospectus to be filed pursuant to Rule 424(b) and (D) and such as may be required under state securities laws and the rules of the National Association of Securities Dealers, Inc. ("NASD").

                  (x) The execution, delivery and performance of this Agreement, and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (A) any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or its Subsidiaries or any of their properties, (B) or any contract, mortgage, deed of trust, loan or credit agreement, lease or other agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or any such Subsidiary is bound or to which any of the properties of the Company or its Subsidiaries is subject, or (C) the charter or by-laws of the Company or the articles of incorporation or the operating agreement of any such Subsidiary, except in the case of (A) and (B) where such breach, violation or default would not (1) individually or in the aggregate have a Material Adverse Effect and (2) affect the execution, delivery and performance of this Agreement, and the consummation of the transactions herein contemplated.

                  (xi) This Agreement has been duly authorized, executed and delivered by the Company.

                  (xii) Except as disclosed in the Prospectus, the Company and its Subsidiaries have good and marketable title to all material real properties and valid title to all other material properties and assets owned by them, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by them; and except as disclosed in the Prospectus, the Company and its Subsidiaries hold


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         any leased real or personal property under valid and enforceable material leases with no exceptions that would materially interfere with the use made or to be made thereof by them.

                  (xiii) The Company and its Subsidiaries possess adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them, except where the lack thereof would not individually or in the aggregate have a Material Adverse Effect, and have not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company or its Subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

                  (xiv) No labor dispute with the employees of the Company or its Subsidiaries exists or, to the knowledge of the Company, is imminent that is reasonably expected to have a Material Adverse Effect.

                  (xv) The Company and its Subsidiaries own, possess or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "INTELLECTUAL PROPERTY RIGHTS") necessary to conduct the business now operated by them, or presently employed by them, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that is reasonably expected to individually or in aggregate have a Material Adverse Effect.

                  (xvi) Except as disclosed in the Prospectus, neither the Company nor its Subsidiaries is in violation of any statute, any rule, regulation, decision or other of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "ENVIRONMENTAL LAWS"), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim would individually or in the aggregate have Material Adverse Effect; and the Company is not aware of any pending investigation which might lead to such a claim.

                  (xvii) Except as disclosed in the Prospectus, there are no pending actions, suits or proceedings against or affecting the Company, its Subsidiaries or any of their respective properties that are reasonably expected to individually or in the aggregate have a Material Adverse Effect, or to materially and adversely affect the ability of the Company to perform its obligations under this Agreement, or which are otherwise material in the context of the sale of the Offered Securities; and no such actions, suits or proceedings are threatened or, to the Company's knowledge, contemplated.

                  (xviii) The financial statements included in each Registration Statement and the Prospectus present fairly the financial position of the Company and its Subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with the generally accepted accounting principles ("GAAP") in the United States applied on a consistent basis.

                  (xix) Except as disclosed in the Prospectus, since the date of the latest audited financial statements included in the Prospectus there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its Subsidiaries taken as a whole, and, except as disclosed in or contemplated by the Prospectus, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.



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                  (xx) The Company is not and, after giving effect to the
         offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as defined in the Investment Company Act of 1940.

                  (xxi) The Company and its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the business in which they are engaged, except for insurance policies the absence of which would not result in a Material Adverse Effect; and neither the Company nor its Subsidiaries has been refused any insurance coverage sought or applied for and neither the Company nor its Subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue their business at a cost that would not have a Material Adverse Effect.

                  (xxii) The books, records and accounts of the Company and its Subsidiaries accurately and fairly reflect, in reasonable detail, the transactions in, and dispositions of, the assets of, and the results of the operations of, the Company and its Subsidiaries. The Company and its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management's general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP, and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management's general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has not made, and, to the knowledge of the Company, no employee or agent of the Company has made, any payment of the Company's funds or received or retained any funds in violation of any applicable law, regulation or rule.

                  (xxiii) No relationship, direct or indirect, exists between or among any of the Company or any affiliate of the Company, on the one hand, and any director, officer, stockholder, customer, supplier or any of them on the other hand, which is required by the Act or the applicable published Rules and Regulations thereunder to be described in the Registration Statement or the Prospectus and which is not so described or is not described as required.

                  (xxiv) The Company and its officers and directors are, or upon becoming subject to the Exchange Act will be, in compliance in all material respects with applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the "SARBANES-OXLEY ACT") that are effective and are actively taking steps to provide reasonable assurance that they will be in compliance in all material respects with other applicable provisions of the Sarbanes-Oxley Act upon the effectiveness of such provisions including, but not limited to, Section 402 related to loans and Sections 302 and 906 related to certifications.

                  (xxv) Neither the Company or its Subsidiaries, nor, to the best of the Company's knowledge after due inquiry, any director, officer, employee, agent or other person acting on behalf of the Company or its Subsidiaries has, in the course of his or her actions for, or on behalf of, the Company or its Subsidiaries, (a) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity or made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds, or (b) violated, or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

                  (xxvi) The Company has not offered, or caused the Underwriters to offer, Securities to any person pursuant to the Directed Share Program with the specific intent to unlawfully influence (i) a customer or supplier of the Company to alter the customer's or supplier's level or type of business with the Company, or (ii) a trade journalist or publication to write or publish favorable information about the Company or its products.



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         (b) Each Selling Stockholder severally and not jointly represents and warrants to, and agrees with, the several Underwriters that:

                  (i) If such Selling Stockholder is a corporation or a limited liability company, such selling stockholder has been duly incorporated or organized, as the case may be, and is validly existing as a corporation or limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its incorporation or organization, as the case may be.

                  (ii) Such Selling Stockholder has and on each Closing Date hereinafter mentioned will have valid and unencumbered title to the Offered Securities to be delivered by such Selling Stockholder on such Closing Date and full right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver the Offered Securities to be delivered by such Selling Stockholder on such Closing Date hereunder; and upon the delivery of and payment for the Offered Securities on each Closing Date hereunder the several Underwriters will acquire valid and unencumbered title to the Offered Securities to be delivered by such Selling Stockholder on such Closing Date.

                  (iii) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between such Selling Stockholder and any person that would give rise to a valid claim against such Selling Stockholder or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with this offering.

         (c) Each senior executive selling stockholder named in Schedule D hereto (each a "SENIOR EXECUTIVE SELLING STOCKHOLDER"), severally and not jointly, represents and warrants to, and agrees with, the several Underwriters that:

                  (i) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement: (A) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement conformed in all material respects to the requirements of the Act and the Rules and Regulations and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (B) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement conformed, or will conform, in all material respects to the requirements of the Act and the Rules and Regulations and did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (C) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement each conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectus is included, each Registration Statement and the Prospectus will conform, in all material respects to the requirements of the Act and the Rules and Regulations, and neither of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein, and, in the case of the Prospectus, in light of the circumstances under which they were made, not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement: on the Effective Date of the Initial Registration Statement, the Initial Registration Statement and the Prospectus will conform in all material respects to the requirements of the Act and the Rules and Regulations, neither of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein, and in the case of the Prospectus, in light of the circumstances under which they were made, not misleading, and no Additional Registration Statement has been or will be filed. The two preceding sentences do not apply to statements in or omissions from a Registration Statement or the Prospectus based upon written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(c) hereof.

         (d) Each Selling Stockholder named in Schedule E hereto (each an "OTHER SELLING STOCKHOLDER"), severally and not jointly, represents and warrants to, and agrees with, the several Underwriters that:

                  (i) Such Other Selling Stockholder other than Hycel Partners V, L.L.C., Tom Holley and [Wayne L. Smith II, Bush O'Donnell Smith Capital Services] has no knowledge of any material fact, condition or information not disclosed in the Prospectus or any supplement thereto which has adversely affected or may adversely affect the business of the Company or any of its subsidiaries.

                  (ii) The sale of Securities by such Other Selling Stockholder pursuant hereto is not prompted by any information concerning the Company or any of its subsidiaries which is not set forth in the Prospectus or any supplement thereto.

                  (iii) In respect of any statements in or omissions from the Registration Statement or the Prospectus or any supplements thereto made in reliance upon and in conformity with information furnished in writing to the Company by any Selling Stockholder specifically for use in connection with the preparation thereof, such Other Selling Stockholder hereby makes the same representations and warranties to each Underwriter as the Company makes to such Underwriter under paragraph (a)(ii) of this Section other than with respect to each Registration Statement's compliance with the requirements of the Act and the Rules and Regulations.

         3. Purchase, Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company and each Selling Stockholder agree, severally and not jointly, to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company and each Selling Stockholder, at a purchase price of $ per share, that number of Firm Securities (rounded up or down, as determined by the Representatives in their discretion, in order to avoid fractions) obtained by multiplying 1,500,000 Firm Securities in the case of the Company and the number of Firm Securities set forth opposite the name of such Selling Stockholder in Schedule A hereto, in the case of a Selling Stockholder, in each case by a fraction the numerator of which is the number of Firm Securities set forth opposite the name of such Underwriter in Schedule B hereto and the denominator of which is the total number of Firm Securities.

         Certificates in negotiable form for the Offered Securities to be sold by the Selling Stockholders hereunder have been placed in custody, for delivery under this Agreement, under Custody Agreements ("CUSTODY AGREEMENTS") made with Mellon Investor Services LLC, as custodian ("CUSTODIAN"). Each Selling Stockholder agrees that the shares represented by the certificates held in custody for the Selling Stockholders under such Custody Agreements are subject to the interests of the Underwriters hereunder, that the arrangements made by the Selling Stockholders for such custody are to that extent irrevocable, and that the obligations of the Selling Stockholders hereunder shall not be terminated by operation of law, whether by the death of any individual Selling Stockholder or the occurrence of any other event, or in the case of a trust, by the death of any trustee or trustees or the termination of such trust. If any individual Selling Stockholder or any such trustee or trustees should die, or if any other such event should occur, or if any of such trusts should terminate, before the delivery of the Offered Securities hereunder, certificates for such Offered Securities shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such death or other event or termination had not occurred, regardless of whether or not the Custodian shall have received notice of such death or other event or termination.

         The Company and the Custodian will deliver the Firm Securities to the Representatives for the accounts of the Underwriters, at the offices of Shearman & Sterling LLP, New York, against payment of the purchase price in Federal (same day) funds by official bank check or checks or wire transfer to an account at a bank acceptable to the Representatives drawn to the order of Build-A-Bear Workshop, Inc. in the case of 1,500,000 shares of Firm Securities and November 2, 2004 in the case of 5,300,000 shares of Firm

Securities, at the offices of Shearman & Sterling LLP, New York, at 8:30 A.M., New York time, on November 2, 2004 , or at such other time not later than seven full business days thereafter as the Representatives and the Company determine, such time being herein referred to as the "FIRST CLOSING DATE". For purposes of Rule 15c6-1 under the Exchange Act, the First Closing Date (if later than the otherwise applicable settlement date) shall be the settlement date for payment of funds and delivery of securities for all the Offered Securities sold pursuant to the offering. The certificates for the Firm Securities so to be delivered will be in definitive form, in such denominations and registered in such names as the Representatives request and will be made available for checking and packaging at the above offices of Shearman & Sterling LLP at least 24 hours prior to the First Closing Date.

         In addition, upon notice from the Representatives given to the Company and the Selling Stockholders from time to time and not more than 30 days subsequent to the date of the Prospectus, the Underwriters may purchase all or less than all of the Optional Securities at the purchase price per Security to be paid for the Firm Securities. Certain Selling Stockholders agree to sell to the Underwriters the respective numbers of Optional Securities obtained by multiplying the number of Optional Securities specified in such notice by a fraction the numerator of which number of shares set forth opposite the names of such Selling Stockholders in Schedule A hereto under the caption "Number of Optional Securities to be Sold" in the case of the Selling Stockholders and the denominator of which is the total number of Optional Securities (subject to adjustment by the Representatives to eliminate fractions). Such Optional Securities shall be purchased from each specified Selling Stockholder for the account of each Underwriter in the same proportion as the number of Firm Securities set forth opposite such Underwriter's name bears to the total number of Firm Securities (subject to adjustment by the Representatives to eliminate fractions) and may be purchased by the Underwriters only for the purpose of covering over-allotments made in connection with the sale of the Firm Securities. No Optional Securities shall be sold or delivered unless the Firm Securities previously have been, or simultaneously are, sold and delivered. The right to purchase the Optional Securities or any portion thereof may be exercised from time to time and to the extent not previously exercised may be surrendered and terminated at any time upon notice by the Representatives to the Company and the Selling Stockholders.

         Each time for the delivery of and payment for the Optional Securities, being herein referred to as an "OPTIONAL CLOSING DATE", which may be the First Closing Date (the First Closing Date and each Optional Closing Date, if any, being sometimes referred to as a "CLOSING DATE"), shall be determined by the Representatives but, after the First Closing Date, shall be not earlier than three full business days, and not later than ten full business days after written notice of election to purchase Optional Securities is given. The Custodian will deliver the Optional Securities being purchased on each Optional Closing Date to the Representatives for the accounts of the several Underwriters, at the offices of Shearman & Sterling LLP, New York, against payment of the purchase price therefor in Federal (same day) funds by official bank check or checks or wire transfer to an account at a bank acceptable to the Representatives drawn to the order of Mellon Investor Services LLC in the case of 1,020,000 Optional Securities at the above offices of Shearman & Sterling LLP. The certificates for the Optional Securities being purchased on each Optional Closing Date will be in definitive form, in such denominations and registered in such names as the Representatives request upon reasonable notice prior to such Optional Closing Date and will be made available for checking and packaging at the above offices of Shearman & Sterling LLP at a reasonable time in advance of such Optional Closing Date.

         4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Offered Securities for sale to the public as set forth in the Prospectus.

         5. Certain Agreements of the Company and the Selling Stockholders. The Company agrees with the several Underwriters and the Selling Stockholders that:

                  (a) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Company will file the Prospectus with the Commission pursuant to and in accordance with subparagraph (1) (or, if applicable and if consented to by the Representatives, subparagraph (4)) of Rule 424(b) not later than the earlier of (i) the second business day following the execution and delivery of this Agreement or (ii) the fifteenth business day after the Effective Date of the Initial Registration Statement.

                  The Company will advise the Representatives promptly of any such filing pursuant to Rule 424(b). If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement and an additional registration statement is necessary to register a portion of the Offered Securities under the Act but the Effective Time thereof has not occurred as of such execution and delivery, the Company will file the additional registration statement or, if filed, will file a post-effective amendment thereto with the Commission pursuant to and in accordance with Rule 462(b) on or prior to 10:00 P.M., New York time, on the date of this Agreement or, if earlier, on or prior to the time the Prospectus is printed and distributed to any Underwriter, or will make such filing at such later date as shall have been consented to by the Representatives.

                  (b) The Company will advise the Representatives promptly of any proposal to amend or supplement the initial or any additional registration statement as filed or the related prospectus or the Initial Registration Statement, the Additional Registration Statement (if any) or the Prospectus and will not effect such amendment or supplementation without the Representatives' consent, which shall not be unreasonably withheld or delayed; and the Company will also advise the Representatives promptly of the effectiveness of each Registration Statement (if its Effective Time is subsequent to the execution and delivery of this Agreement) and of any amendment or supplementation of a Registration Statement or the Prospectus and of the institution by the Commission of any stop order proceedings in respect of a Registration Statement and will use its reasonable efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

                  (c) If, at any time when a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Company will promptly notify the Representatives of such event and will promptly prepare and file with the Commission, at its own expense, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither the Representatives' consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

                  (d) As soon as practicable, but not later than the Availability Date (as defined below), the Company will make generally available to its securityholders an earnings statement covering a period of at least 12 months beginning after the Effective Date of the Initial Registration Statement (or, if later, the Effective Date of the Additional Registration Statement) which will satisfy the provisions of
         Section 11(a) of the Act. For the purpose of the preceding sentence, "Availability Date" means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes such Effective Date, except that, if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "Availability Date" means the 90th day after the end of such fourth fiscal quarter.

                  (e) The Company will furnish to the Representatives a reasonable number of copies of each Registration Statement (one of which will be signed and will include all exhibits), each related preliminary prospectus, and, so long as a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, the Prospectus and all amendments and supplements to such documents, in each case in such quantities as the Representatives reasonably request. The Prospectus shall be so furnished on or prior to 3:00 P.M., New York time, on the business day following the later of the execution and delivery of this Agreement or the Effective Time of the Initial Registration Statement. All other such documents shall be so furnished as soon as reasonably available. The Company and the Selling Stockholders will pay the expenses of printing and distributing to the Underwriters all such documents.

                  (f) The Company, if required, will arrange for the qualification of the Offered Securities for sale under the laws of such jurisdictions in the United States as the Representatives designate and in such other foreign countries as the Company and the Representatives mutually agree and will continue such qualifications in effect so long as required for the distribution, provided, that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction or to subject itself to taxation for doing business in any jurisdiction where it is not now so subject.

                  (g) During the period of five years hereafter, the Company will furnish to the Representatives and, upon request, to each of the other Underwriters, as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year; and the Company will furnish to the Representatives as soon as available, a copy of each report and any definitive proxy statement of the Company filed with the Commission under the Exchange Act or mailed to stockholders, provided, however, that if any such document is electronically filed with the SEC, it will be provided only upon reasonable request.

                  (h) For the period specified below (the "LOCK-UP PERIOD"), the Company will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to, any additional shares of its Securities or securities convertible into or exchangeable or exercisable for any shares of its Securities, or publicly disclose the intention to make any such offer, sale, pledge, disposition or filing, without the prior written consent of the Representatives, except that the foregoing restrictions shall not apply to (i) the filing of a Registration Statement on Form S-8 under the Act registering Securities issuable under any plan in effect on the date hereof, (ii) the issuance of Securities upon the exercise of an option or the conversion of a security outstanding on the date hereto, (iii) the granting of awards pursuant to the Company's employee benefit plans in effect on the date hereof, (iv) the issuance of Securities pursuant to the Company's employee benefit plans in effect on the date hereof, (v) the issuance of Securities pursuant to the terms of the Company's qualified retirement plans, (vi) the issuance of the Securities to be sold hereunder, (vii) the issuance or transfer of any Securities pursuant to existing reservations, agreements and stock incentive plans, and (viii) up to [ ] Securities issued in connection with acquisitions of unaffiliated entities or assets or businesses from unaffiliated entities. The initial Lock-Up Period will commence on the date of this Agreement and continue for 180 days after the date of the Prospectus or such earlier date that the Representatives consent to in writing; provided, however, that if (A) during the last 17 days of the initial Lock-Up Period, the Company releases earnings results or material news or a material event relating to the Company occurs or (B) prior to the expiration of the initial Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the initial Lock-Up Period, then in each case the Lock-Up Period will be extended until the expiration of the 18-day period beginning on the date of release of the earnings results or the occurrence of the material news or material event, as applicable, unless the Representatives waive, in writing, such extension. The Company will provide the Representatives with notice of any announcement described in clause (B) of the preceding sentence that gives rise to an extension of the Lock-Up Period.

                  (i) The Company agrees with the several Underwriters that the Company will pay all expenses incident to the performance of the obligations of the Company, as the case may be, under this Agreement, for any filing fees and other expenses (including fees and disbursements of its counsel) in connection with qualification of the Offered Securities for sale under the laws of such jurisdictions as the Representatives designate, subject to the terms of this Agreement, and the printing of memoranda relating thereto, for the filing fee incident to the review by the NASD of the Offered Securities, for any travel expenses of the Company's officers and employees and any other expenses of the Company in connection with attending or hosting meetings with prospective purchasers of the Offered Securities. Each Selling Stockholder agrees with the several Underwriters that the Selling Stockholders will pay for any transfer taxes on the sale by the Selling Stockholder of the Offered Securities to the Underwriters, for Blue Sky fees and for expenses incurred in distributing preliminary prospectuses and the Prospectus (including any amendments and supplements thereto) to the Underwriters. The Underwriters will pay their own expenses, including reasonable fees and disbursements of their counsel, except that the Company will pay the reasonable fees and disbursement of counsel to the Underwriters in connection with qualification of the Offered Securities for sale under the laws of such jurisdictions as the Representatives request, subject to the terms of this Agreement, and the printing of memoranda relating thereto.

                  (j) The Company agrees to pay (i) all reasonable fees and disbursements of counsel incurred by the Underwriters in connection with the Directed Share Program, (ii) all reasonable costs and expenses incurred by the Underwriters in connection with the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of copies of the Directed Share Program material and (iii) all stamp duties, similar taxes or duties or other taxes, if any, incurred by the Underwriters in connection with the Directed Share Program.

         6. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Firm Securities on the First Closing Date and the Optional Securities to be purchased on each Optional Closing Date will be subject to the accuracy of the representations and warranties on the part of the Company and the Selling Stockholders herein, to the accuracy of the statements of Company officers made pursuant to the provisions hereof, to the performance by the Company and the Selling Stockholders of their obligations hereunder and to the following additional conditions precedent:

                  (a) The Representatives shall have received a letter, dated the date of delivery thereof (which, if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the registration statement to be filed shortly prior to such Effective
         Time), of KPMG LLP confirming that they are registered public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and pursuant to the rules of the Public Company Accounting Oversight Board and stating to the effect that:

                           (i) in their opinion the financial statements
                  examined by them and included in the Registration Statements comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations;

                           (ii) they have performed the procedures specified by
                  the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 100, Interim Financial Information, on the unaudited financial statements included in the Registration Statements;

                           (iii) on the basis of the review referred to in
                  clause (ii) above, a reading of the latest available interim financial statements of the Company, inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

                                    (A) the unaudited financial statements
                           included in the Registration Statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations or any material modifications should be made to such unaudited financial statements for them to be in conformity with generally accepted accounting principles;

                                    (B) the unaudited consolidated net sales,
                           net operating income, net income and net income per share amounts for the six-month periods ended June 28, 2003 and July 3, 2004 included in the Prospectus do not agree with the amounts set forth in the unaudited consolidated financial statements for those same periods or were not determined on a basis substantially consistent with that of the corresponding amounts in the audited statements of income;

                                    (C) at the date of the latest available
                           balance sheet read by such accountants, or at a subsequent specified date not more than three business days prior to the date of this Agreement, there was any change in the capital stock or any increase in short-term indebtedness or long-term debt of the Company and its consolidated subsidiaries or, at the date of the latest available balance sheet read by such accountants, there was any decrease in consolidated [net current assets or] net assets, as compared with amounts shown on the latest balance sheet included in the Prospectus; or

                                    (D) for the period from the closing date of
                           the latest income statement included in the Prospectus to the closing date of the latest available income statement read by such accountants there were any decreases, as compared with the corresponding period of the previous year and with the period of corresponding length ended the date of the latest income statement included in the Prospectus], in consolidated net sales or net operating income in the total or per share amounts of consolidated net income;

         except in all cases set forth in clauses (C) and (D) above for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                  (iv) they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information contained in the Registration Statements (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its subsidiaries subject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

For purposes of this subsection, (i) if the Effective Time of the Initial Registration Statements is subsequent to the execution and delivery of this Agreement, "REGISTRATION STATEMENTS" shall mean the initial registration statement as proposed to be amended by the amendment or post-effective amendment to be filed shortly prior to its Effective Time, (ii) if the Effective Time of the Initial Registration Statements is prior to the execution and delivery of this Agreement but the Effective Time of the Additional Registration Statement is subsequent to such execution and delivery, "REGISTRATION STATEMENTS" shall mean the Initial Registration Statement and the additional registration statement as proposed to be filed or as proposed to be amended by the post-effective amendment to be filed shortly prior to its Effective Time, and
(iii) "PROSPECTUS" shall mean the prospectus included in the Registration Statements.

         (b) If the Effective Time of the Initial Registration Statement is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or such later date as shall have been consented to by the Representatives. If the Effective Time of the Additional Registration Statement (if any) is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or, if earlier, the time the Prospectus is printed and distributed to any Underwriter, or shall have occurred at such later date as shall have been consented to by the Representatives. If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Prospectus shall have been filed with the Commission in accordance with the Rules and

Regulations and Section 5(a) of this Agreement. Prior to such Closing Date, no stop order suspending the effectiveness of a Registration Statement shall have been issued that has not been lifted and no proceedings that have not been terminated for that purpose shall have been instituted or, to the knowledge of any Selling Stockholder, the Company or the Representatives, shall be contemplated by the Commission.

         (c) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Company and its Subsidiaries taken as one enterprise which, in the judgment of the Representatives, is material and adverse and makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities; (ii) any downgrading in the rating of any debt securities of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any change in U.S. or international financial, political or economic conditions or currency exchange rates or exchange controls as would, in the judgment of the Representatives, be likely to prejudice materially the success of the proposed issue, sale or distribution of the Offered Securities, whether in the primary market or in respect of dealings in the secondary market;
(iv) any material suspension or material limitation of trading in securities generally on the New York Stock Exchange or the Nasdaq Stock Market's National Market or any setting of minimum prices for trading on either of such exchanges;
(v) any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (vi) any banking moratorium declared by U.S. Federal or New York authorities; (vii) any major disruption of settlements of securities or clearance services in the United States or (viii) any attack on, outbreak or escalation of hostilities or act of terrorism involving the United States, any declaration of war by Congress or any other national or international calamity or emergency if, in the judgment of the Representatives, the effect of any such attack, outbreak, escalation, act, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities.

         (d) The Representatives shall have received an opinion, dated such Closing Date, of Bryan Cave LLP, special counsel for the Company, to the effect that:

                  (i) Based solely on a good standing certificate dated as of the Closing Date, the Company is a validly existing corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus; and, based solely on recently dated good standing certificates from the secretaries of state of the appropriate jurisdictions, the Company is duly qualified to do business as a foreign corporation in good standing in the following states: Alabama, Arizona, Arkansas, California, Colorado, Connecticut, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine, Maryland, Massachusetts, Michigan, Minnesota, Mississippi, Nebraska, Nevada, New Hampshire, New Jersey, New York, North Carolina, Ohio, Oklahoma, Oregon, Pennsylvania, South Carolina, Tennessee, Texas, Utah, Virginia, Washington and Wisconsin;

                  (ii) The Offered Securities delivered on such Closing Date and all other outstanding shares of the Common Stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and conform as to legal matters in all material respects to the description thereof contained in the Prospectus; none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any security holder of the Company under the General Corporation Law of the State of Delaware, the Company's Certificate of Incorporation or any agreement filed as an exhibit to the Registration Statement; to the knowledge of such counsel, except as disclosed in the Prospectus and as of the dates specified therein, there are no outstanding (A) securities or obligations of the Company convertible into or exchangeable for any capital stock of the Company, (B) warrants, rights or options to subscribe for or purchase from the Company any such capital stock or any such convertible or exchangeable securities or obligations, or (C) obligations of the Company to issue any shares of such capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options;

                  (iii) Except as described in the Prospectus, there are no contracts, agreements or understandings known to such counsel between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act;

                  (iv) The Company is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as defined in the Investment Company Act of 1940;

                  (v) No consent, approval, authorization, or other action by, or order of, filing with or notice to, any United States or Missouri governmental agency or regulatory body or any court or any Delaware governmental agency or regulatory body or United States or Missouri court acting pursuant to the Delaware General Corporation Law is required to be obtained or made by the Company for the consummation of the transactions contemplated by this Agreement in connection with the sale of the Offered Securities, except such as have been obtained and made under the Act and such as may be required under state securities laws and the rules of the NASD, as to which such counsel need not express any opinion and except where the lack thereof would not individually or in the aggregate have a Material Adverse Effect;

                  (vi) The execution and delivery of this Agreement and the consummation of the transactions herein or therein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (A) any federal or Missouri statute, any rule or regulation that a lawyer exercising customary professional diligence would reasonably be expected to recognize as being applicable to the Company in a transaction of this type, or the Delaware General Corporation Law or any rule or regulation that has been issued pursuant thereto, or (B) any order known to such counsel, of any United States or Missouri governmental agency or regulatory body or any United States or Missouri court or any Delaware governmental agency or regulatory body or any United States or Missouri court acting pursuant to the Delaware General Corporation Law having jurisdiction over the Company or its Subsidiaries or any of their properties that a lawyer exercising customary professional diligence would reasonably be expected to recognize as being applicable to the Company in a transaction of this type, or (C) any contract, mortgage, deed of trust, loan or credit agreement, or any lease or other agreement or instrument filed as an exhibit to the Registration Statement, to which the Company or its Subsidiaries is a party or by which the Company or its Subsidiaries is bound or to which any of the properties of the Company or its Subsidiaries is subject, except where such breach, violation or default would not individually or in the aggregate have a Material Adverse Effect, and will not violate the charter or by-laws of the Company;

                  (vii) Such counsel has been advised that the Initial Registration Statement was declared effective under the Act as of the date and time specified in such opinion, the Additional Registration Statement (if any) was filed and became effective under the Act as of the date and time (if determinable) specified in such opinion, the Prospectus either was filed with the Commission pursuant to the subparagraph of Rule 424(b) specified in such opinion on the date specified therein or was included in the Initial Registration Statement or the Additional Registration Statement (as the case may be), and, to the best of the knowledge of such counsel, based on telephone inquiry with the Commission, no stop order suspending the effectiveness of a Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or threatened under the Act, and each Registration Statement and the Prospectus, and each amendment or supplement thereto, as of their respective effective or issue dates, appear on their face to comply as to form in all material respects with the requirements of the Act and the Rules and Regulations; it being understood that such counsel need express no opinion as to the financial statements or the notes thereto or other financial statements or financial, accounting or statistical data contained in or omitted from the Registration Statements or the Prospectus;

                  (viii) This Agreement has been duly authorized, executed and delivered by the Company; and

                  (ix) The statements in the Prospectus under the captions "Certain Relationships and Related Party Transactions," "Description of Capital Stock" and "Shares Eligible for Future Sale," to the extent that they constitute matters of law or legal conclusions, and the descriptions in the Prospectus of the contracts and other documents filed under Exhibit 10 to the Registration Statement, have been reviewed by such counsel and fairly present the information disclosed therein in all material respects.

         During the preparation of the Registration Statement and the Prospectus, such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent accountants for the Company and you and your representatives and counsel, at which conferences the contents of the Prospectus, the Registration Statement and related matters were discussed, reviewed and revised. Although such counsel is not passing upon, and does not assume any responsibility for, the accuracy, completeness or fairness of such contents, and has not made any independent investigation thereof, on the basis of the information which was developed in the course thereof, considered in light of its understanding of applicable law and the experience it has gained through its practice thereunder, such counsel shall advise you that (except to the extent specified in the foregoing opinion
(ix)) nothing has come to its attention which causes it to believe that, at the time the Registration Statement became effective, the Registration Statement or the Prospectus, as of its date (except as to financial statements and related notes, financial, statistical and accounting data and supporting schedules included therein or omitted therefrom or the exhibits to the Registration Statement, as to which such counsel need not express any belief), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein (and with respect to the Prospectus, in light of the circumstances under which they were made), not misleading, or at the Closing Date, the Registration Statement or the Prospectus (except as aforesaid) contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein (and with respect to the Prospectus, in the light of the circumstances under which they were made) not misleading.

         (e) The Representatives shall have received the Power of Attorney executed and delivered by each Selling Stockholder ("POWER OF ATTORNEY") and an opinion, dated such Closing Date, of Latham & Watkins LLP, in its capacity as counsel for certain Selling Stockholders, to the effect that:

                  (i) Each of the Selling Stockholders set forth on Schedule F hereto (each a "GROUP A SELLING STOCKHOLDER") other than those who are natural persons, is a limited partnership under the general corporation law of the State of Delaware. Based on certificates from public officials, we confirm that each Group A Selling Stockholder, other than those who are natural persons, is validly existing and in good standing under the laws of the State of Delaware.

                  (ii) With your consent, based solely on a review on [DATE BETWEEN PRICING DATE AND CLOSING DATE] of the stock transfer records of the Company and a review of the certificates representing the Securities set forth on Schedule A hereto, the Selling Stockholders were the owners of record on that date in the stock records of the Company of the Securities as set forth on Schedule F hereto;

                  (iii) Upon physical delivery of the certificates evidencing the shares of common stock, par value $0.01 per share, of Build-A-Bear Workshop, Inc. listed on Schedule A hereto (the "SECURITIES") to the Representatives in the State of New York with stock powers duly endorsed either to the Representatives or in blank by an effective endorsement and payment therefor in accordance with the terms of the Underwriting Agreement, the Representatives will become "protected purchasers" (as defined in Section

         8-303(a) of the New York UCC) of the Securities, free of any "adverse claim" (as defined in Section 8-102(a)(1) of the New York UCC);

                  (iv) For each of the Group A Selling Stockholders, other than those who are natural persons, the execution and delivery of the Underwriting Agreement, [the Power of Attorney and the Custody Agreement] on the date hereof do not: (A) violate the Certificate of Limited Partnership or Partnership Agreement of each of the Selling Stockholders; or (B) result in a breach or default under any of the agreements identified on Schedule H hereto;

                  (v) For each of the Group A Selling Stockholders, each of the Custody Agreement and Power of Attorney have been duly executed and delivered and with respect to the Group A Selling Stockholders other than those who are natural persons, have been duly authorized by all necessary organizational action, by each such Group A Selling Stockholder;

                  (vi) The Custody Agreement and Power of Attorney of each Group A Selling Stockholder each constitute a legally valid and binding obligation of each of the Group A Selling Stockholders enforceable against the Group A Selling Stockholders in accordance with their respective terms; and

                  (vii) For each of the Group A Selling Stockholders, this Agreement has been duly executed and delivered by an Attorney-in-Fact under the Power of Attorney on behalf of such Group A Selling Stockholder.

         We have assumed, with your consent, that for each Group A Selling Stockholder, other than those which are limited partnerships, (A) each Group A Selling Stockholder has the capacity, power and authority, as applicable, to execute, deliver and perform the Power of Attorney, the Custody Agreement and the Underwriting Agreement, (B) each Group A Selling Stockholder, as applicable, has duly authorized the execution, delivery and performance of the Power of Attorney, the Custody Agreement, and the Underwriting Agreement, (C) each Group A Selling Stockholder has duly executed and delivered the Power of Attorney and the Custody Agreement, and (D) such execution, delivery and performance of the Power of Attorney, the Custody Agreement, and the Underwriting Agreement do not
(i) breach any agreement or instrument to which the Group A Selling Stockholder is a party or (ii) violate any law, rule or regulation applicable to such Group A Selling Stockholder, and (iii) do not require by or on behalf of such Group A Selling Stockholder any consent, approval or authorization to be obtained from, or filing, registration or declaration to be made with, any governmental authority which has not been duly obtained or made. On the basis of such assumptions, each of the Power of Attorney and the Custody Agreement constitutes a legally valid and binding obligation of such Group A Selling Stockholder, enforceable against the Group A Selling Stockholder in accordance with its terms; and the Underwriting Agreement has been duly executed and delivered by an Attorney-in-Fact under the Power of Attorney on behalf of such Group A Selling Stockholder.

         (f) The Representatives shall have received the Power of Attorney executed and delivered by each Selling Stockholder and an opinion, dated such Closing Date, of certain counsel, in their capacity as counsel for certain Selling Stockholders set forth opposite their name on Schedule G hereto (each such Selling Stockholder, a "Group B Selling Stockholder"), to the effect that:

                  (i) Each of the Group B Stockholders that is a corporation, a limited liability company, trust or limited partnership has been duly formed, is validly existing and in good standing under the laws of the jurisdiction of its organization.

                  (ii) For each of the Group B Selling Stockholders, the execution, delivery and performance of the Power of Attorney, the Custody Agreement and this Agreement and the consummation of the transactions therein and herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any agreement [identified on Schedule I hereto] or the charter or by-laws or the articles of incorporation or operating agreements of any Group B Selling Stockholder that is a corporation, a limited liability company, trust or limited partnership;

         (g) The Representatives shall have received from Shearman & Sterling LLP, counsel for the Underwriters, such opinion or opinions, dated such Closing Date, with respect to the incorporation of the Company, the validity of the Offered Securities delivered on such Closing Date, the Registration Statements, the Prospectus and other related matters as the Representatives may require, and the Selling Stockholders and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

         (h) The Representatives shall have received a certificate, dated such Closing Date, of the Chief Executive Bear or Chief Operating Officer Bear and Chief Financial Bear of the

Company in which such officers, to the best of their knowledge after reasonable investigation, shall state that:

                           (i) The representations and warranties of the Company
                  in this Agreement are true and correct;

                           (ii) The Company has complied with all agreements and
                  satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date;

                           (iii) No stop order suspending the effectiveness of
                  any Registration Statement has been issued that has not been lifted and no proceedings for that purpose have been instituted that have not been terminated or are contemplated by the Commission; the Additional Registration Statement (if any) satisfying the requirements of subparagraphs (1) and (3) of Rule 462(b) was filed pursuant to Rule 462(b), including payment of the applicable filing fee in accordance with Rule 111(a) or (b) under the Act, prior to the time the Prospectus was printed and distributed to any Underwriter;

                           (iv) Subsequent to the dates of the most recent
                  financial statements in the Prospectus, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its Subsidiaries taken as a whole except as set forth in or contemplated by the Prospectus or as described in such certificate;

                  (i) The Representatives shall have received a letter, dated such Closing Date, of KPMG LLP which meets the requirements of subsection (a) of this Section, except that the specified date referred to in such subsection will be a date not more than three days prior to such Closing Date for the purposes of this subsection.

                  (j) On or prior to the date of this Agreement, the Representatives shall have received lockup letters from each of the executive officers, directors and certain stockholders of the Company listed on Schedule C hereto.

                  (k) The Custodian will deliver to the Representatives a letter stating that they will deliver to each Selling Stockholder a United States Treasury Department Form 1099 (or other applicable form or statement specified by the United States Treasury Department regulations in lieu thereof) on or before January 31 of the year following the date of this Agreement.

The Selling Stockholders and the Company will furnish the Representatives with such conformed copies of such opinions, certificates, letters and documents as the Representatives reasonably request. The Representatives may in their its sole discretion waive on behalf of the Underwriters compliance with any conditions to the obligations of the Underwriters hereunder, whether in respect of an Optional Closing Date or otherwise.

         7. Indemnification and Contribution. (a) The Company will indemnify and hold harmless each Underwriter, its partners, members, directors, officers and its affiliates and each person, if any who controls such Underwriter within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of the Prospectus) not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection
(c) below.

         The Company agrees to indemnify and hold harmless Citigroup Global Markets Inc., the directors, officers, employees and agents of Citigroup Global Markets Inc. and each person, who controls Citigroup Global Markets Inc. within the meaning of either the Act or the Exchange Act ("CITIGROUP ENTITIES"), from and against any and all losses, claims, damages and liabilities to which they may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim), insofar as such losses, claims damages or liabilities (or actions in respect thereof) (i) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the prospectus wrapper material prepared by or with the consent of the Company for distribution in foreign jurisdictions in connection with the Directed Share Program attached to the Prospectus or any preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein, when considered in conjunction with the Prospectus or any applicable preliminary prospectus, not misleading; (ii) caused by the failure of any Participant to pay for and accept delivery of the securities which immediately following the Effective Date of the Registration Statement, were subject to a properly confirmed agreement to purchase; or (iii) related to, arising out of, or in connection with the Directed Share Program, except that this clause (iv) shall not apply to the extent that such loss, claim, damage or liability is finally judicially determined to have resulted primarily from the gross negligence or willful misconduct of the Citigroup Entities.

         (b) The Senior Executive Selling Stockholders, severally and not jointly, will indemnify and hold harmless the Company, each of the Underwriters, and each of their respective partners, members, directors officers and affiliates and each person who controls such Underwriters within the meaning of
Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Senior Executive Selling Stockholders will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by an Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (c) below.

         The Other Selling Stockholders, severally and not jointly, will indemnify and hold harmless the Company, each of the Underwriters, and each of their respective partners, members, directors officers and affiliates and each person who controls such Underwriters within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only in respect of losses, liability, claims, damages or expenses arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information relating to such Other Selling Stockholder furnished to the Company and the Representatives by such Other Selling Stockholder specifically for use therein and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred.

                  The liability of each Selling Stockholder under such Selling Stockholder's representations and warranties contained in Section 2 hereof and under the indemnity and contribution agreements contained in this Section 7 shall be limited to an amount equal to the initial public offering price from the sale of the Securities by such Selling Stockholder to the Underwriters. The Company and the Selling Stockholders may agree, as among themselves and without limiting the rights of the Underwriters under this Agreement, as to the respective amounts of such liability for which they each shall be responsible.

         (c) Each Underwriter will severally and not jointly indemnify and hold harmless the Company, its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the Act, and each Selling Stockholder against any losses, claims, damages or liabilities to which the Company or such Selling Stockholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company and each Selling Stockholder in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each
Underwriter: the concession and reallowance figures appearing in the paragraph under the caption "Underwriting" and the information contained in the sixth, the thirteenth, the sixteenth and the eighteenth paragraphs under the caption "Underwriting".

         (d) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under subsection (a), (b) or (c) above, notify the indemnifying party of the commencement thereof; but the failure to notify the indemnifying party shall not relieve it from any liability that it may have under sub section (a), (b), (c) or (e) of this Section 7 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided further that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under subsection (a), (b), (c) or (e) of this Section 7. In case any such action is brought against any indemnified party and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. Notwithstanding anything contained herein to the contrary, if indemnity may be sought pursuant to the last paragraph of Section 7(a) hereof in respect of such action or proceeding, then in addition to such separate firm for the indemnified parties, the indemnifying party shall be liable for the reasonable fees and expenses of not more than one separate firm (in addition to any local counsel) for Citigroup Global Markets Inc., the directors, officers, employees and agents of Citigroup Global Markets Inc., and all persons, if any, who control Citigroup Global Markets Inc. within the meaning of either the Act or the Exchange Act for the defense of any losses, claims, damages and liabilities arising out of the Directed Share Program. No indemnifying party shall, without the prior written consent of the indemnified party, which consent shall not be unreasonably withheld or delayed, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such (i) settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party. No indemnifying party shall be liable for any settlement of any proceeding without its written consent, which consent shall not be unreasonably withheld or delayed.

         (e) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a), (b) or (c) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company or the Selling Stockholders on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company or each of the Selling Stockholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company or the Selling Stockholders bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholders or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (e). Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection
(e) to contribute are several in proportion to their respective underwriting obligations and not joint. The Selling Stockholders' obligations in this subsection (e) to contribute are several and not joint.

         (f) The obligations of the Company and the Selling Stockholders under this Section shall be in addition to any liability which the Company and the Selling Stockholders may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed a Registration Statement to each person, if any, who controls the Company within the meaning of the Act and to each Selling Stockholder.

         (g) To the extent that any interim reimbursement payment pursuant to this Section 7 is held to be improper by a court of competent jurisdiction, any indemnified party that received such payment shall promptly return it to the indemnifying party.

         8. Default of Underwriters. If any Underwriter or Underwriters default in their obligations to purchase Offered Securities hereunder on either the First or any Optional Closing Date and the aggregate number of shares of Offered Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date, the Representatives may make arrangements satisfactory to the Company and the Selling Stockholders for the purchase of such Offered Securities by other persons, including any of the Underwriters, but if no such arrangements are made by such Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Offered Securities that such defaulting Underwriters agreed but failed to purchase on such Closing Date. If any Underwriter or Underwriters so default and the aggregate number of shares of Offered Securities with respect to which such default or defaults occur exceeds 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date and arrangements satisfactory to the Representatives, the Company and the Selling Stockholders for the purchase of such Offered Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter, the Company or the Selling Stockholders, except as provided in Section 9 (provided that if such default occurs with respect to Optional Securities after the First Closing Date, this Agreement will not terminate as to the Firm Securities or any Optional Securities purchased prior to such termination). As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

         9. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Selling Stockholders, of the Company or its officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, any Selling Stockholder, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If this Agreement is terminated pursuant to Section 8 or if for any reason the purchase of the Offered Securities by the Underwriters is not consummated, the Company and the Selling Stockholders shall remain responsible for the expenses to be paid or reimbursed by them pursuant to
Section 5 and the respective obligations of the Company, the Selling Stockholders, and the Underwriters pursuant to Section 7 shall remain in effect, and if any Offered Securities have been purchased hereunder the representations and warranties in Section 2 and all obligations under Section 5 shall also remain in effect. If the purchase of the Offered Securities by the Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 8 or the occurrence of any event specified in clauses (iii), (iv), (vi), (vii) or (viii) of Section 6(c), the Company will reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities.

         10. Notices. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to the Representatives, c/o Credit Suisse First Boston LLC, Eleven Madison Avenue, New York, N.Y. 10010-3629, Attention: Transactions Advisory Group, and Citigroup Global Markets Inc., 388 Greenwich Street, New York, New York, 10013,
Attention: General Counsel, or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at 1954 Innerbelt Business Center Drive, St. Louis, Missouri 63114, Attention: Maxine Clark, Chief Executive Bear and Chairman of the Board, or, if sent to the Selling Stockholders or any of them, will be mailed, delivered or telegraphed and confirmed to Latham & Watkins LLP, 555 Eleventh Street, NW, Suite 1000, Washington, DC 20004, Attention: David
M. McPherson; provided, however, that any notice to an Underwriter pursuant to
Section 7 will be mailed, delivered or telegraphed and confirmed to such Underwriter.

         11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective personal representatives and successors and the officers and directors and controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder.

         12. Representation. The Representatives will act for the several Underwriters in connection with the transactions contemplated by this Agreement, and any action under this Agreement taken by the Representatives jointly will be binding upon all the Underwriters. Maxine Clark, Barry Erdos, John Burtelow and Tina Klocke will act for the Selling Stockholders in connection with such transactions, and any action under or in respect of this Agreement taken by Maxine Clark, Barry Erdos, John Burtelow or Tina Klocke will be binding upon all the Selling Stockholders.

         13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

         14. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

         The Company hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

         If the foregoing is in accordance with the Representatives' understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement among the Selling Stockholders, the Company and the several Underwriters in accordance with its terms.

                                      Very truly yours,



                                      Smart Stuff, Inc.



                                      By
                                         --------------------------------------
                                         Name:
                                         Title:


                                      Clark/Fox, L.L.C.


                                      By
                                         --------------------------------------
                                         Name:
                                         Title:


                                      Clark/Fox II, L.L.C.


                                      By
                                         --------------------------------------
                                         Name:
                                         Title:


                                      Clark/Fox III, L.L.C.

                                      By
                                         --------------------------------------
                                         Name:
                                         Title:


                                      Catterton Partners IV, L.P.

                                      By
                                         --------------------------------------
                                         Name:
                                         Title:


                                      Catterton Partners IV-A, L.P.

                                      By
                                         --------------------------------------
                                         Name:
                                         Title:

                                      Catterton Partners IV-B, L.P.

                                      By
                                         --------------------------------------
                                         Name:
                                         Title:



                                      Catterton Partners IV Special Purpose,
                                      L.P.


                                      By
                                         --------------------------------------
                                         Name:
                                         Title:


                                      Catterton Partners IV Offshore, L.P.


                                      By
                                         --------------------------------------
                                         Name:
                                         Title:



                                      Walnut Capital Partners, L.P.



                                      By
                                         --------------------------------------
                                         Name:
                                         Title:


                                      Walnut Investment Partners, L.P.



                                      By
                                         --------------------------------------
                                         Name:
                                         Title:

                                      The Barney A Ebsworth Living Trust dated
                                      July 23, 1986



                                      By
                                         --------------------------------------
                                         Name:
                                         Title:


                                      KCEP Ventures II, L.P.

                                      By
                                         --------------------------------------
                                         Name:
                                         Title:

                                      Hycel Partners V, L.L.C.



                                      By
                                         --------------------------------------
                                         Name:
                                         Title:


                                      Christiane Ebsworth Ladd



                                      By
                                         --------------------------------------
                                         Name:
                                         Title:


                                      Tom Holley



                                      By
                                         --------------------------------------
                                         Name:
                                         Title:


                                      Wayne L. Smith II, Bush O'Donnell Smith
                                      Capital Services



                                      By
                                         --------------------------------------
                                         Name:
                                         Title:

                                      Build-A-Bear Workshop, Inc.



                                      By
                                         --------------------------------------
                                         Name:
                                         Title:

The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.



   CREDIT SUISSE FIRST BOSTON LLC
   CITIGROUP GLOBAL MARKETS INC.

         Acting on behalf of themselves and as
             the Representatives of the several
             Underwriters.


By  CREDIT SUISSE FIRST BOSTON LLC


  By
     --------------------------------------
     Name:
     Title:


By CITIGROUP GLOBAL MARKETS INC.


  By
     --------------------------------------
     Name:
     Title:

                                   SCHEDULE A


                                                                                     NUMBER OF
                                                    NUMBER OF                        OPTIONAL
                                                    FIRM SECURITIES                  SECURITIES TO
               SELLING STOCKHOLDER                  TO BE SOLD                       BE SOLD
               -------------------                  ----------                       -------------
Smart Stuff, Inc.                                        100,000                          352,941
Clark/Fox, L.L.C.                                        236,633                           30,373
Clark/Fox II, L.L.C.,                                    243,366                           31,237
Clark/Fox III, L.L.C.                                     47,526                            6,100
Maxine Clark and affiliates total                        627,525                          420,652
Catterton Partners IV, L.P.                         [DETAILS TO BE                   [DETAILS TO BE
Catterton Partners IV-A, L.P.                       PROVIDED]                        PROVIDED]
Catterton Partners IV-B, L.P.
Catterton Partners IV Special Purpose, L.P.
Catterton Partners IV Offshore, L.P.
CP4 Principals, L.L.C. and affiliates total            1,542,064                          197,931
Walnut Capital Partners, L.P.                       [DETAILS TO BE                   [DETAILS TO BE
Walnut Investment Partners, L.P.                    PROVIDED]                        PROVIDED]
Walnut Capital and affiliates total                    1,262,575                          162,057
The Barney A. Ebsworth Living Trust                      879,351                          112,869
dated July 23, 1986
KCEP Ventures II, L.P.                                   499,405                           64,101
Hycel Partners V, L.L.C.                                 253,370                           32,521
Christiane Ebsworth Ladd                                 147,067                           18,877
Tom Holley                                                50,908                            6,543
Wayne L. Smith II, Bush O'Donnell Smith           [DETAILS TO BE                   [DETAILS TO BE
                                                  PROVIDED]                        PROVIDED]
Capital Services                                          34,735                            4,458
                                                    ------------                     ------------

Total.........................................         8,604,044                        1,444,098
                                                    ============                     ============

                                   SCHEDULE B


                                                   NUMBER OF
                                                      FIRM
                                                  SECURITIES TO
                UNDERWRITER                       BE PURCHASED
                -----------                       -------------
Credit Suisse First Boston LLC

Citigroup Global Markets Inc.

J.P.  Morgan Securities Inc

A.G.  Edwards & Sons, Inc.

Thomas Weisel Partners LLC
                                                ----------------


Total....................................
                                                ================

                                   SCHEDULE C

         EXECUTIVE OFFICERS, DIRECTORS AND CERTAIN STOCKHOLDERS SUBJECT
                              TO LOCKUP AGREEMENTS

Maxine Clark
Barry Erdos
John Burtelow
Tina Klocke
Teresa Kroll
Scott Seay
Barney Ebsworth
James Gould
William Reisler
Frank Vest, Jr.
Adrienne Weiss

                                   SCHEDULE D

                      SENIOR EXECUTIVE SELLING STOCKHOLDERS

Maxine Clark
Smart Stuff, Inc.
Clark/Fox, L.L.C.
Clark/Fox II, L.L.C.
Clark/Fox III, L.L.C.

                                   SCHEDULE E

Catterton Partners IV, L.P.
Catterton Partners IV-A, L.P.
Catterton Partners IV-B, L.P.
Catterton Partners IV Special Purpose, L.P.
Catterton Partners IV Offshore, L.P.
Walnut Capital Partners, L.P.
Walnut Investment Partners, L.P.
The Barney A. Ebsworth Living Trust dated July 23, 1986
Hycel Partners V, L.L.C.
Christiane Ebsworth Ladd
Tom Holley
Wayne L. Smith II, Bush O'Donnell Smith Capital Services

                                   SCHEDULE F

                          GROUP A SELLING STOCKHOLDERS




Catterton Partners IV, L.P.
Catterton Partners IV-A, L.P.
Catterton Partners IV-B, L.P.
Walnut Investment Partners, L.P.
Tom Holley
Christianne Ebsworth Ladd
Wayne L. Smith II

                                   SCHEDULE G

                          GROUP B SELLING STOCKHOLDERS


                                                      JURISDICTION
ENTITY                                                OF ORG.         LOCAL COUNSEL
------                                                -------         -------------
Hycel Partners V, L.L.C.                              MO              Bryan Cave LLP
                                                                      St. Louis, MO

Smart Stuff, Inc.                                     MO              Blumenfeld, Kaplan & Sandweiss, PC
                                                                      St. Louis, MO

Clark/Fox, L.L.C.


Clark/Fox II, L.L.C.

Clark/Fox III, L.L.C.

Bush O'Donnell Smith Capital Services, L.L.C.         MO              Stinson Morrison Hecker LLP
                                                                      St. Louis, MO

Catterton Partners IV Special Purpose, L.P.           Cayman          Walkers
                                                      Islands         Grand Cayman, Cayman Islands
                                                                      London, England
Catterton Partners IV Offshore, L.P.

KCEP Ventures II, L.P.                                MO              Blackwell Sanders Peper Martin LLP
                                                                      Kansas City, MO

Walnut Capital Partners, L.P.                         OH              Keating, Muething & Klekamp PLL
                                                                      Cincinnati, OH

The Barney A. Ebsworth Living Trust Dated             WA              Perkins Cole
July 23, 1986                                                         Seattle, WA


                                   SCHEDULE H

              [AGREEMENTS - TO BE PROVIDED BY LATHAM & WATKINS LLP]

                                   SCHEDULE I

      [AGREEMENTS - TO BE PROVIDED BY MISSOURI, CAYMAN ISLANDS, WASHINGTON
                                AND OHIO COUNSEL]